FIRST AMENDMENT TO LOAN AGREEMENT


     This First Amendment To Loan Agreement ("First Amendment"), dated as of December 6, 1995, is by and among Lazarus PA, Inc., as successor to Joseph Horne Co., Inc. (the "Borrower"), and PNC Bank, Ohio, National Association, as the sole lender (the "Bank") and in its capacity as agent for the Banks (the "Agent").
                      W I T N E S S E T H:


     WHEREAS, the parties hereto (or their predecessors in interest) are party to a Loan Agreement dated as of May 26, 1994, as amended from time to time (the "Loan Agreement");

     WHEREAS, the parties hereto have agreed upon the terms and conditions contained herein to amend the Loan Agreement by amending Schedule 2.3(b)(ii) thereto to reflect changes in the "Location" and the "Stipulated Amount" of the properties subject to Section 2.3(b)(ii) of the Loan Agreement;

     WHEREAS, the parties have agreed to execute and record (i) a release of the mortgage lien and security interest (the "Releases") granted to the Banks on the Downtown Pittsburgh store and the Oppenheim -Collins Building (the "Downtown Pittsburgh Locations") pursuant to that certain Mortgage and Security Agreement dated as of May 26, 1994 and (ii) appropriate termination statements (the "Termination Statements") for the termination of those certain Uniform Commercial Code financing statements, also dated as of May 26, 1994, filed with respect to the Downtown Pittsburgh Locations.

     NOW, THEREFORE, in consideration of mutual promises contained herein and other valuable consideration and with the intent to be legally bound hereby, the Borrower, the Banks and the Agent hereby agree as follows:

     1. Definitions: Terms defined in the Loan Agreement and not otherwise defined herein are used herein as defined in the Loan Agreement.

     2. Amendment: Schedule 2.3(b)(ii) to the Loan Agreement is hereby amended by deleting it in its entirety and substituting therefor a new Schedule 2.3(b)(ii) which is attached hereto as Exhibit A.

     3.   Release and Termination Statements:  The Banks and
Agent shall execute contemporaneously herewith and facilitate the recording of the Releases and Termination Statements.

     4.   Miscellaneous:

             4.1  Except to the extent expressly amended
hereby, the Loan Agreement shall remain unchanged and in full force and effect.

             4.2 This First Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania except where such law is superseded by applicable federal law and except only tothe extent precluded by the mandatory application of another state's law.

            4.3  This First Amendment may be executed in
 one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have entered into this First Amendment as of the day and year first above written.


                              LAZARUS PA, INC.
ATTEST:
\s\ Susan P. Storer           By:  \s\Karen M. Hoguet
                              Name:  Karen M. Hoguet
                              Title:  Treasurer


                              PNC BANK, OHIO, National
                              Association
                              in its capacity as the sole Bank
                              and Agent

                              By:  \s\ David C. Melin
                              Name:  David C. Melin
                              Title:  Assistant Vice President


 Property Subject to Section 2.3(b)(ii) Mandatory Prepayment

               Stipulated     Type of
Location       Amount         Interest        Appraised Value

Warehouse     $  3,400,000    Real Property   To be
                              and             determined
                              Improvements

South Hills   $ 23,000,000    Real Property   To be
                              and             determined
                              Improvements

Monroeville   $ 15,700,000    Improvements    To be
                              and Ground      determined
                              Lease